SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) : December 27, 2004

ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated July 1, 2004, providing for the issuance of ABFC 2004-FF1 Trust, ABFC Asset-Backed Certificates Series 2004-FF1).


                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                  333-108551-08                 75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (704) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of ABFC 2004-FF1 Trust, ABFC Asset-Backed Certificates Series 2004-FF1 pursuant to the terms of the Pooling and Servicing Agreement, dated July 1, 2004 among Asset Backed Funding Corporation, as depositor, Countrywide Home Loans Servicing LP Loan Servicing LP as servicer, and JPMorgan Chase Bank, as trustee.

  On December 27, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 9.01.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 27, 2004 as Exhibit 99.1.

ABFC 2004-FF1 Trust
ABFC Asset-Backed Certificates, Series 2004-FF1
-------------------------------------------------------------------------------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     JPMORGAN CHASE BANK, N.A., not in its individual capacity, but solely as Trustee under the Agreement referred to herein


Date:  December 30, 2004       By: /s/  Mark McDermott
                               ------------------------------------
                                Mark McDermott
                                Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         December 27, 2004

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  December 27, 2004



                  ABFC Asset-Backed Certificates, Series 2004-FF1
                          STATEMENT TO CERTIFICATEHOLDERS
                                  December 27, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                                ENDING
                    FACE        PRINCIPAL                                                  REALIZED      DEFERRED        PRINCIPAL
CLASS              VALUE        BALANCE      PRINCIPAL      INTEREST        TOTAL          LOSSES        INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       403,699,000.00     382,568,864.33   10,214,156.55     836,763.12   11,050,919.67     0.00        0.00      372,354,707.78
A2       217,880,000.00     204,983,938.80    5,016,617.83     450,110.57    5,466,728.40     0.00        0.00      199,967,320.97
M1        45,199,000.00      45,199,000.00            0.00     112,093.52      112,093.52     0.00        0.00       45,199,000.00
M2        21,696,000.00      21,696,000.00            0.00      67,818.08       67,818.08     0.00        0.00       21,696,000.00
M3         7,231,000.00       7,231,000.00            0.00      23,848.24       23,848.24     0.00        0.00        7,231,000.00
M4         5,424,000.00       5,424,000.00            0.00      21,858.72       21,858.72     0.00        0.00        5,424,000.00
M5         5,424,000.00       5,424,000.00            0.00      25,361.72       25,361.72     0.00        0.00        5,424,000.00
M6         3,616,000.00       3,616,000.00            0.00      17,686.26       17,686.26     0.00        0.00        3,616,000.00
M7         5,062,000.00       5,062,000.00            0.00      24,758.80       24,758.80     0.00        0.00        5,062,000.00
P                  0.00               0.00            0.00     288,270.83      288,270.83     0.00        0.00                0.00
R                  0.00               0.00            0.00           0.00            0.00     0.00        0.00                0.00
TOTALS   715,231,000.00     681,204,803.13   15,230,774.38   1,868,569.86   17,099,344.24     0.00        0.00      665,974,028.75

CE         7,956,015.39       7,956,015.39            0.00   1,719,906.48    1,719,906.48     0.00        0.00        7,956,015.39
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
                                                                                                                       CURRENT
                       BEGINNING                                                      ENDING                           PASS-THRU
CLASS     CUSIP        PRINCIPAL      PRINCIPAL        INTEREST        TOTAL          PRINCIPAL          CLASS         RATE
----------------------------------------------------------------------------------------------------------------------------------
A1    04542B HU 9      947.65868712   25.30141653     2.07274014       27.37415666      922.35727059      A1          2.540000 %
A2    04542B HL 9      940.81117496   23.02468253     2.06586456       25.09054709      917.78649243      A2          2.550000 %
M1    04542B HM 7    1,000.00000000    0.00000000     2.48000000        2.48000000    1,000.00000000      M1          2.880000 %
M2    04542B HN 5    1,000.00000000    0.00000000     3.12583333        3.12583333    1,000.00000000      M2          3.630000 %
M3    04542B HP 0    1,000.00000000    0.00000000     3.29805559        3.29805559    1,000.00000000      M3          3.830000 %
M4    04542B HQ 8    1,000.00000000    0.00000000     4.03000000        4.03000000    1,000.00000000      M4          4.680000 %
M5    04542B HR 6    1,000.00000000    0.00000000     4.67583333        4.67583333    1,000.00000000      M5          5.430000 %
M6    04542B HS 4    1,000.00000000    0.00000000     4.89111173        4.89111173    1,000.00000000      M6          5.680000 %
M7    04542B HT 2    1,000.00000000    0.00000000     4.89111023        4.89111023    1,000.00000000      M7          5.680000 %
TOTALS                 952.42628344   21.29490246     2.61254037       23.90744283      931.13138098

CE    N/A            1,000.00000000    0.00000000   216.17686690      216.17686690    1,000.00000000      CE          0.000000 %
-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                   RYAN VAUGHN
              JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                           4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                       Email: Ryan.M.Vaughn@JPMorgan.com
                     ---------------------------------------


Sec. 4.06(iii) O/C Amount                                                                                           7,956,015.39
Sec. 4.06(iii) Targeted O/C Amount                                                                                  7,413,230.49
Sec. 4.06(iii) O/C Deficiency Amount                                                                                        0.00
Sec. 4.06(iii) O/C Release Amount                                                                                           0.00
Sec. 4.06(iii) Monthly Excess Interest                                                                              1,720,799.50
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                                                      1,720,799.50
Sec. 4.06(iii) Extra Principal Distribution Amount                                                                          0.00

Sec. 4.06(iv) Servicing Compensation                                                                                  287,150.34

Sec. 4.06(v) Current Advances                                                                                               0.00

Sec. 4.06(vi) Total Ending Collateral Balance                                                                     673,930,044.14

Sec. 4.06(vii) Total Beginning Number of Loans                                                                          3,093.00

Sec. 4.06(vii) Total Ending Number of Loans                                                                             3,031.00

Sec. 4.06(vii) Weighted Average Net Mortgage Rate for All Loans                                                        5.74648 %

Sec. 4.06(vii)Weighted Average Term to Maturity                                                                           352.62







Sec. 4.06(viii)Loans Delinquent
                                                   Group 1
                                                                                             Principal
                                                  Category              Number                Balance               Percentage
                                                  1 Month                   42             6,951,108.49                  1.59 %
                                                  2 Month                    8             1,001,470.31                  0.23 %
                                                  3 Month                    4               661,893.64                  0.15 %
                                                  Total                     54             8,614,472.44                  1.97 %
                                                   Group 2
                                                                                             Principal
                                                  Category              Number                Balance               Percentage
                                                  1 Month                    5             2,890,536.64                  1.23 %
                                                  2 Month                    5             2,554,852.59                  1.08 %
                                                  3 Month                    1               424,998.85                  0.18 %
                                                   Total                    11             5,870,388.08                  2.49 %
                                                   Group Totals
                                                                                             Principal
                                                  Category              Number                Balance               Percentage
                                                  1 Month                   47             9,841,645.13                  1.46 %
                                                  2 Month                   13             3,556,322.90                  0.53 %
                                                  3 Month                    5             1,086,892.49                  0.16 %
                                                   Total                    65            14,484,860.52                  2.15 %

                                                  Please Note: Delinquency Numbers Include Bankruptcies and Foreclosures






Sec. 4.06(viii)Loans in Foreclosures
                                                                                   Loans in Foreclosure
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   23            3,036,522.79                  0.69 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    8            4,226,504.24                  1.79 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   31            7,263,027.03                  1.08 %


Sec. 4.06(viii)Loans in Bankruptcy
                                                                                   Loans in Bankruptcy

                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    4              405,762.05                  0.09 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    2              970,000.00                  0.41 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    6            1,375,762.05                  0.20 %




Sec. 4.06(ix)Loans in REO
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    2              228,956.93                  0.05 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    1              444,000.00                  0.19 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    3              672,956.93                  0.10 %

Sec. 4.06(x) REO Book Value

Sec. 4.06(xi) Principal Prepayments                                                                              15,036,914.66
                Group 1                                                                                          10,074,379.75
                Group 2                                                                                           4,962,534.91

Sec. 4.06(xii) Realized Losses
Current Realized Losses                                                                                                   0.00
                Group 1                                                                                                   0.00
                Group 2                                                                                                   0.00

Cumulative Realized Losses Incurred                                                                                       0.00
                Group 1                                                                                                   0.00
                Group 2                                                                                                   0.00

Sec. 4.06(xii) Subsequent Recoveries                                                                                      0.00
                Group 1                                                                                                   0.00
                Group 2                                                                                                   0.00

Class M1 Unpaid Realized Loss Amount                                                                                      0.00
Sec. 4.06(xiii) Certificates Realized Losses                                                                              0.00

Class M1 Applied Realized Loss Amount                                                                                     0.00

Class M2 Unpaid Realized Loss Amount                                                                                      0.00
Class M2 Applied Realized Loss Amount                                                                                     0.00

Class M3 Unpaid Realized Loss Amount                                                                                      0.00
Class M3 Applied Realized Loss Amount                                                                                     0.00

Class M4 Unpaid Realized Loss Amount                                                                                      0.00
Class M4 Applied Realized Loss Amount                                                                                     0.00

Class M5 Unpaid Realized Loss Amount                                                                                      0.00
Class M5 Applied Realized Loss Amount                                                                                     0.00

Class M6 Unpaid Realized Loss Amount                                                                                      0.00
Class M6 Applied Realized Loss Amount                                                                                     0.00

Class M7 Unpaid Realized Loss Amount                                                                                      0.00
Class M7 Applied Realized Loss Amount                                                                                     0.00


Sec. 4.06(xiv)Cap Carryover Amount - Class A1                                                                             0.00
Sec. 4.06(xiv)Unpaid Cap Carryover Amount - Class A1                                                                      0.00
Sec. 4.06(xiv)Cap Carryover Amount - Class A2                                                                             0.00
Sec. 4.06(xiv)Unpaid Cap Carryover Amount - Class A2                                                                      0.00
Sec. 4.06(xiv)Cap Carryover Amount - Class M1                                                                             0.00
Sec. 4.06(xiv)Unpaid Cap Carryover Amount - Class M1                                                                      0.00
Sec. 4.06(xiv)Cap Carryover Amount - Class M2                                                                             0.00
Sec. 4.06(xiv)Unpaid Cap Carryover Amount - Class M2                                                                      0.00
Sec. 4.06(xiv)Cap Carryover Amount - Class M3                                                                             0.00
Sec. 4.06(xiv)Unpaid Cap Carryover Amount - Class M3                                                                      0.00
Sec. 4.06(xiv)Cap Carryover Amount - Class M4                                                                             0.00
Sec. 4.06(xiv)Unpaid Cap Carryover Amount - Class M4                                                                      0.00
Sec. 4.06(xiv)Cap Carryover Amount - Class M5                                                                             0.00
Sec. 4.06(xiv)Unpaid Cap Carryover Amount - Class M5                                                                      0.00
Sec. 4.06(xiv)Cap Carryover Amount - Class M6                                                                             0.00
Sec. 4.06(xiv)Unpaid Cap Carryover Amount - Class M6                                                                      0.00
Sec. 4.06(xiv)Cap Carryover Amount - Class M7                                                                             0.00
Sec. 4.06(xiv)Unpaid Cap Carryover Amount - Class M7                                                                      0.00

Sec. 4.06(xv) Net Prepayment Interest Shortfalls                                                                          0.00

Sec. 4.06(xvi) Trustee Fee Paid                                                                                       1,435.75

Sec. 4.06(xvii) Cap Carryover Payments From Excess Cash Flow                                                            893.02

Sec. 4.06(xvii) Cap Carryover Payments From Reserve Account                                                               0.00

A1 Cap Amount Paid                                                                                                        0.00
A2 Cap Amount Paid                                                                                                        0.00
M1 Cap Amount Paid                                                                                                        0.00
M2 Cap Amount Paid                                                                                                        0.00
M3 Cap Amount Paid                                                                                                        0.00
M4 Cap Amount Paid                                                                                                        0.00
M5 Cap Amount Paid                                                                                                        0.00
M6 Cap Amount Paid                                                                                                      372.11
M7 Cap Amount Paid                                                                                                      520.91



A2 Cap Amount Paid                                                                                                        0.00
M1 Cap Amount Paid                                                                                                        0.00
M2 Cap Amount Paid                                                                                                        0.00
M3 Cap Amount Paid                                                                                                        0.00
M4 Cap Amount Paid                                                                                                        0.00
M5 Cap Amount Paid                                                                                                        0.00
M6 Cap Amount Paid                                                                                                        0.00
M7 Cap Amount Paid                                                                                                        0.00

Sec. 4.06(xviii) O/C Deficiency Amount                                                                                    0.00

Sec. 4.06(xix) Has the Trigger Event Occured                                                                                NO

Sec. 4.06(xix) Cummulative Realized Losses as a Percentage of Original Loan Group Balance

Sec. 4.06(xx) Available Funds                                                                                    18,541,891.60

Sec 4.06(xxiv) Repurchased Principal                                                                                      0.00

Sec. 4.06(xxv) Credit Risk Manager Fee Paid                                                                           9,475.96

Sec. 4.06(xxvi) Prepayment Premiums Received                                                                        288,270.83
                Group 1                                                                                             184,525.65
                Group 2                                                                                             103,745.18

Sec. 4.06(xxvii) DA Reserve Account
                DA Dividends Deposited                                                                                    0.00
                DA Dividends Forfeited to Distribution Account                                                            0.00

Sec. 4.06(xxviii) Subsequent Recoveries                                                                                   0.00

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.